UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

Sparta Commercial Services, Inc.
(Exact name of Registrant as specified in its charter)

Nevada		30-0298178
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

462 Seventh Avenue, 20th Floor New York, NY 10018
(Address of principal executive offices)

Registrant’s telephone number: (212) 239-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the Registrant under and of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On February 22, 2012, the Company issued a press release entitled “Cyclechex, Kelly Blue Book Team Up to Offer Motorcycle History Reports on KBB.Com”. A copy of the release is furnished herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits.

Exhibits.

99.1           Press Release entitled “Cyclechex, Kelly Blue Book Team Up to Offer Motorcycle History Reports on KBB.Com.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2012

SPARTA COMMERCIAL SERVICES, INC.

By:   /s/ A. L. Havens
Name: Anthony L. Havens
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number                     Description

99.1	On February 22, 2012, the Company issued a press release entitled “Cyclechex, Kelly Blue Book Team Up to Offer Motorcycle History Reports on KBB.Com ”.